SCHEDULE FOR COMPUTATION OF PERFORMANCE DATA



                       Aetna Variable Index Plus Portfolio

                            TOTAL RETURN CALCULATION
               Period from September 16, 1996 to December 31, 1996



                                        n
Formula                           P(1+T)   =   ERV

Initial Investment                                 10,000.00     =        P
Ending Redeemable Value                            10,906.00     =        ERV
Period from 9/16/96 to 12/31/96                          .2932   =        n

TOTAL RETURN FOR THE PERIOD                              9.64%   =        T




                         Aetna Variable Growth Portfolio

                            TOTAL RETURN CALCULATION
               Period from December 13, 1996 to December 31, 1996

                                        n
Formula                           P(1+T)   =   ERV

Initial Investment                                 10,000.00     =        P
Ending Redeemable Value                            10,146.00     =        ERV
Period from 12/13/96 to 12/31/96                         .0521   =        n

TOTAL RETURN FOR THE PERIOD                              1.57%   =        T

                  Aetna Variable Capital Appreciation Portfolio

                            TOTAL RETURN CALCULATION
               Period from December 13, 1996 to December 31, 1996



                                        n
Formula                           P(1+T)   =   ERV

Initial Investment                               10,000.00     =        P
Ending Redeemable Value                          10,199.00     =        ERV
Period from 12/13/96 to 12/31/96                       .0521   =        n

TOTAL RETURN FOR THE PERIOD                            2.15%   =        T




                     Aetna Variable Small Company Portfolio

                            TOTAL RETURN CALCULATION
               Period from December 27, 1996 to December 31, 1996



                                        n
Formula                           P(1+T)   =   ERV

Initial Investment                                10,000.00     =        P
Ending Redeemable Value                           10,113.00     =        ERV
Period from 12/27/96 to 12/31/96                        .0136   =        n

TOTAL RETURN FOR THE PERIOD                             1.23%   =        T